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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 March 26, 2007
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                             1-10218                            13-3489233
(State or other jurisdiction of          (Commission file number)        (I.R.S. Employer Identification
 incorporation or organization)                                                        No.)

                              26533 Evergreen Road
                           Southfield, Michigan 48076
                    (Address of principal executive offices)

                                 (248) 728-4500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                               -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

         On March 26, 2007, Collins & Aikman Corporation (the "Company") announced that it had reached settlements with the United States Department of Justice and the U.S. Securities and Exchange Commission. In connection with the foregoing, the Company issued a press release which is attached as Exhibit 99.1 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

        (d)     Exhibits

        99.1 Press Release of Collins & Aikman Corporation dated March 26, 2007.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 30, 2007


                                 COLLINS & AIKMAN CORPORATION


                                 By:    /s/ Stacy Fox
                                        ----------------------------------------
                                 Name:  Stacy Fox
                                 Title: Executive Vice President, Chief
                                        Administrative Officer & General Counsel


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                                  EXHIBIT INDEX

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
Exhibit

99.1   Press Release of Collins & Aikman Corporation dated March 26, 2007.
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